Exhibit 10.10

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

by and among

PARAMOUNT SKYDANCE CORPORATION,

HARBOR LIGHTS ENTERTAINMENT, INC.

AND

THE OTHER PARTIES
LISTED ON SCHEDULE I HERETO

Dated as of October 6, 2026

TABLE OF CONTENTS

Schedule I: Additional Holders

Exhibit A: Form of Signature Page and Joinder Agreement

i

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

This AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of October 6, 2026, amends and restates in its entirety the registration rights agreement, dated as of August 7, 2025, by and among (i) Paramount Skydance Corporation, a Delaware corporation (“Company”), (ii)  Harbor Lights Entertainment, Inc., a Maryland corporation (“Harbor Lights”), Pinnacle Media Ventures, LLC, Pinnacle Media Ventures II, LLC, Pinnacle Media Ventures III, LLC, RB Tentpole Holdings LP, Huang River Investment Limited, RB SKD AIV B, LP, RB Maverick LLC, Sayonara, LLC and Skydance Entertainment Group, LLC (collectively, the “Original RRA Parties”), in each case, that hold shares of Class A common stock, par value $0.001 per share, of the Company (“Class A Common Shares”), Class B common stock, par value $0.001 per share, of the Company (“Class B Common Shares” and together with the Class A Common Shares, the “Common Shares”) or certain warrants to subscribe for Class B Common Shares (“Warrants”). This Agreement is being entered into among the Company, the Original RRA Parties and each of The Lawrence J. Ellison Revocable Trust, u/a/d 1/22/88, as amended (the “Trust”), RB Tentpole LP, RB Tentpole Holdings II LP, RB Tentpole Holdings III LP, The Public Investment Fund, L’Imad 1st SPV 2 Exempt RSC LTD, QIA TMT Holding LLC and BPV I, LLC (each, a “New Investor” and, collectively the “New Investors”) and certain other parties to which the New Investors assigned the right to subscribe for PIPE Shares (as defined below) (“Syndication Holders”), in each case, whose signatures appear on Schedule I hereto, in connection with the closing of the acquisition by the Company of Warner Bros. Discovery, Inc. (the “Acquisition”) in order to provide certain registration rights to the New Investors and Syndication Holders in connection with their purchase of Class B Common Shares acquired pursuant to the assignment to the New Investors of rights to subscribe for Class B Common Shares (the “PIPE Shares”) pursuant to the Subscription Agreements dated February 27, 2026, entered into by each of the Trust, Mr. Lawrence J. Ellison and RedBird Capital Partners Fund IV (Master), L.P.

In consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto mutually agree as follows:

Article I
DEFINITIONS; RULES OF CONSTRUCTION

Section 1.01                      Definitions.

(a)               The following terms, as used herein, have the following meanings:

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing; provided, that (i)“Affiliate” shall not include any portfolio company of any specified Person and (ii) with respect to the Company, “Affiliates” means the Company and any Person that is controlled, directly or indirectly, by the Company.

“Board of Directors” means the Board of Directors of the Company.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in the City of New York are authorized or obligated by law or executive order to close.

“Commission” means the U.S. Securities and Exchange Commission.

“Demand Holders” means, as applicable individually or collectively, as the context so requires, Harbor Lights, Pinnacle Media Ventures, LLC, Pinnacle Media Ventures II, LLC, Pinnacle Media Ventures III, LLC, RB Tentpole Holdings LP, RB SKD AIV B LP, RB Maverick LLC, Sayonara, LLC, Skydance Entertainment Group, LLC and each New Investor, and, to the extent the Demand Registration Rights set forth in Section 2.02 are assigned to one or more Permitted Transferees pursuant to Section 2.02(e), each such Permitted Transferee.

“Holder” means any holder from time to time of Common Shares or Warrants that is either a party to this Agreement or has executed a Joinder Agreement to become a party hereto pursuant to the terms hereof, including, as of the date of this Agreement, the Original RRA Parties, the New Investors and the Syndication Holders.

“Joinder Agreement” means a joinder agreement to this Agreement, a form of which is attached hereto as Exhibit A.

“Permitted Transferee” means, with respect to a Holder, (i) any Affiliate of such Holder, (ii) any purchaser or distributee of at least $50 million of Registrable Securities or (iii) such Holder’s immediate family member or trust for the benefit of an individual Holder or one or more of such Holder’s immediate family members.

“Person” means an individual, a corporation, a partnership, limited liability entity, an association, a trust or any other entity or organization, including a government, a political subdivision or an agency or instrumentality thereof.

“Principal Holder” means the Original RRA Parties and the New Investors, and any of their respective Permitted Transferees, and Permitted Transferees thereof, in each case, to which the registration rights of a Principal Holder are assigned pursuant to Section 3.05. For the avoidance of doubt, Syndication Holders are not Principal Holders with respect to PIPE Shares.

“Registrable Securities” means (i) (x) with respect to the Original RRA Parties or their Permitted Transferees, any and all Class B Common Shares held by, or issuable to, any such Holder from time to time (including, without limitation, the Class B Common Shares issuable to such Holder (a) upon conversion of Class A Common Shares and (b) upon the exercise of Warrants) and (y) with respect to the New Investors and the Syndication Holders, or their respective Permitted Transferees, any PIPE Shares acquired by such New Investor or Syndication Holder at the closing of the Acquisition and (ii) with respect to any Holder, any other common securities issued and issuable therefor or with respect thereto, whether by way of stock split, stock dividend, reclassification, subdivision or reorganization, recapitalization, merger, consolidation, distribution or similar event (it being understood that, for purposes of this Agreement, a Person shall be deemed to be a Holder of Registrable Securities whenever such Person in its sole discretion has the right to then acquire or obtain from the Company any Registrable Securities, whether or not such acquisition or other transfer has actually been effected). As to any particular Registrable Securities, such securities shall cease to constitute Registrable Securities when (1) a registration statement with respect to the offering of such securities by the holder thereof shall have been declared effective under the 1933 Act and such securities shall have been sold, transferred or disposed of by such Holder pursuant to such registration statement, (2) such securities have been sold pursuant to a Rule 144 Transfer, (3) such securities shall have been repurchased by the Company or ceased to be outstanding, or (4) such Holder (x) is able to dispose of all of its Registrable Securities pursuant to Rule 144 without volume limitation or other restrictions on transfer thereunder and without the requirement for the Company to be in compliance with Rule 144(c)(1), and, (y) only if such Holder is a Principal Holder, holds, together with its Affiliates, less than 1% of the Common Shares of the Company then outstanding.

“Requisite Holders” means holders of a majority of the Registrable Securities represented by all Holders, calculated on an as converted basis.

“Rule 144” means Rule 144 under the 1933 Act (or any successor Rule).

“Rule 144 Transfer” means any transfer for value conducted in accordance with Rule 144 (or any successor rule promulgated thereafter by the Commission).

(b)               The following terms are defined in the respective Sections set opposite each such term below:

Term	Section
Acquisition	Preamble
Additional Investors	Section 3.05
Advice	Section 2.06
Agreement	Preamble
automatic shelf registration statement	Section 2.03
Blackout Period	Section 2.11
Block Trade	Section 2.02(a)
Class A Common Shares	Preamble
Class B Common Shares	Preamble
Common Shares	Preamble
Company	Preamble
Demand Registration	Section 2.02(a)
Controlling Holder	Section 2.02(b)
FINRA	Section 2.06(o)
Grace Period	Section 2.03
Incidental Demand Holder	Section 2.02(a)
Initiating Holder(s)	Section 2.02(a)
Lock-up Restrictions	Section 2.02(a)
Marketed Shelf Offering	Section 2.01(b)
New Investor	Preamble
Non-Marketed Shelf Offering	Section 2.01(b)
Harbor Lights Event	Section 3.05
Opt-Out Request	Section 3.01
Original RRA Parties	Preamble
Piggyback Holder	Section 2.01(a)
Piggyback Shelf Registration	Section 2.01(b)
Piggyback Offering	Section 2.01(a)
PIPE Shares	Preamble
Registration	Section 2.06
Request Notice	Section 2.02(a)
Revoking Holder	Section 2.02(c)
Shelf Registration	Section 2.01(b)
Shelf Registration Statement	Section 2.01(b)
Syndication Holders	Preamble
Warrants	Preamble

Article II
REGISTRATION RIGHTS

Section 2.01                      Company Registration.

(a)               Right to Piggyback on Registered Offerings other than Shelf Registrations. Subject to Section 2.01(d) and Section 2.05, if at any time or from time to time, the Company proposes to file a registration statement (other than pursuant to Section 2.01(b) or Section 2.02, for which the terms of participation in such registrations are set forth therein) for its own account, or for the benefit of holders of any of its securities (other than a registration statement (i) on Form S-4 or Form S-8 or any similar successor forms or another form used for a purpose similar to the intended use for such forms or (ii) in connection with any dividend or distribution reinvestment or similar plan) with respect to an offering of securities pursuant to the 1933 Act (a “Piggyback Offering”), then as soon as reasonably practicable, but not less than fifteen (15) Business Days prior to the filing of (x) any preliminary prospectus relating to such Piggyback Offering pursuant to Rule 424(b) under the 1933 Act, (y) any prospectus relating to such Piggyback Offering pursuant to Rule 424(b) under the 1933 Act (if no preliminary prospectus is used), other than, in each case of clause (x) or (y), any preliminary prospectus or prospectus relating to such Piggyback Offering for which notice was previously given pursuant to this Section 2.01(a), or (z) such registration statement, as the case may be, the Company shall give written notice of such proposed Piggyback Offering to Principal Holders of Registrable Securities and such notice shall offer such Principal Holders the opportunity to include in such Piggyback Offering such number of Registrable Securities as each such Principal Holder may request. Each such Principal Holder shall have ten (10) Business Days after receiving such notice to request in writing to the Company the inclusion of its Registrable Securities in the Piggyback Offering. Upon receipt of any such request for inclusion from a Principal Holder received within the specified time (each, a “Piggyback Holder”), the Company shall use reasonable best efforts to effect the registration in any registration statement described in this Section 2.01(a) of any Registrable Securities requested to be included on the terms set forth in this Agreement. If no request for inclusion from a Principal Holder is received within the specified time, such Principal Holder shall have no further right to participate in such Piggyback Offering. Prior to any Piggyback Offering (or in the case of an underwritten Piggyback Offering, the launch of such underwritten Piggyback Offering), any Principal Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 2.01(a) by giving written notice to the Company, which withdrawal shall be irrevocable and, following which withdrawal, such Principal Holder shall no longer have any right to include Registrable Securities in the Piggyback Offering as to which such withdrawal was made. No registration of Registrable Securities effected under this Section 2.01(a) shall relieve the Company of its obligations to effect any registration upon demand under Section 2.02.

(b)               Right to Piggyback on Shelf Registrations. If at any time or from time to time, the Company proposes to file a shelf registration statement (other than pursuant to Section 2.02, for which the terms of participation in such registrations are set forth therein) for a delayed or continuous offering pursuant to Rule 415 under the 1933 Act or any successor rule thereto (such shelf registration, a “Shelf Registration”, and such registration statement, a “Shelf Registration Statement”), then the Company shall give each Principal Holder of Registrable Securities fifteen (15) Business Days’ written notice prior to filing a Shelf Registration Statement and, upon the written request of any Principal Holder, received by the Company within ten (10) Business Days of such notice, the Company shall include in such Shelf Registration Statement a number of Common Shares equal to the aggregate number of Registrable Securities requested to be included (or, to the extent permitted, without naming any requesting Principal Holder as a selling stockholder and including only a generic description of the Principal Holder of such securities). Upon receipt of any such request for inclusion from such Principal Holder received within the specified time, the Company shall use reasonable best efforts to effect the registration in any registration statement described in this Section 2.01(b) of any Registrable Securities requested to be included on the terms set forth in this Agreement. If no request for inclusion from a Principal Holder is received within the specified time, such Principal Holder shall have no further right to participate in such Shelf Registration. Any Shelf Registration in which the Principal Holders participate shall be called a “Piggyback Shelf Registration”. Prior to the effectiveness of any Shelf Registration Statement, any Principal Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in such Shelf Registration Statement pursuant to this Section 2.01(b) by giving written notice to the Company, which withdrawal shall be irrevocable and, following which withdrawal, such Principal Holder shall no longer have any right to include Registrable Securities in the Piggyback Shelf Registration as to which such withdrawal was made. No registration of Registrable Securities effected under this Section 2.01(b) shall relieve the Company of its obligations to effect any registration upon demand under Section 2.02. If the Company or any holder of securities (other than pursuant to a Demand Registration in Section 2.02, for which the terms of participation in such registrations are set forth therein) elects to sell Registrable Securities pursuant to a Shelf Registration Statement, then the Company shall provide each Principal Holder of Registrable Securities ten (10) Business Days’ notice in connection with any sale of Registrable Securities pursuant to a Shelf Registration Statement that includes a customary “road show” (including an “electronic road show”) or other substantial marketing effort by the Company and any underwriters (a “Marketed Shelf Offering”) or five (5) Business Days’ notice in connection with any sale of Registrable Securities pursuant to a Shelf Registration Statement that is not structured as a Marketed Shelf Offering (a “Non-Marketed Shelf Offering”) and, upon the written request of any Principal Holder, received by the Company within five (5) calendar days of such notice in connection with a Marketed Shelf Offering, or within two (2) Business Days of such notice in connection with any Non-Marketed Shelf Offering, the Company shall include a number of Common Shares in such sale equal to the aggregate number of Registrable Securities requested to be included by such Principal Holder, subject to Section 2.05.

(c)               Continued Effectiveness. The Company shall use its reasonable best efforts to keep any Shelf Registration Statement continuously effective under the 1933 Act (including, if necessary, by renewing or refiling a Shelf Registration Statement prior to expiration of the existing Shelf Registration Statement or by filing with the Commission a post-effective amendment or a supplement to the Shelf Registration Statement or any document incorporated therein by reference or by filing any other required document or otherwise supplementing or amending the Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the 1933 Act, the 1934 Act, any state securities or blue sky laws, or any rules and regulations thereunder) in order to permit the prospectus forming a part thereof to be usable by Holders until the earlier of (i) the date as of which all Registrable Securities have been sold pursuant to the Shelf Registration Statement or another Registration Statement filed under the 1933 Act (but in no event prior to the applicable period referred to in Section 4(a)(3) of the 1933 Act and Rule 174 thereunder) and (ii) the date as of which such securities cease to be Registrable Securities. The Company will use reasonable best efforts as promptly as reasonably practicable to become and remain eligible to use Form S-3. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on a continuous basis on another appropriate form reasonably acceptable to the Holders, including a Form S-1, and (ii) undertake to register the Registrable Securities on Form S-3 promptly after such form is available; provided, that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

(d)               Delay or Abandonment of Registration or Offering. The Company shall have the right to delay, terminate or withdraw any Piggyback Shelf Registration or Piggyback Offering prior to the effectiveness of such registration or the completion of such offering whether or not any Holder has elected to include Registrable Securities in such registration or offering. In the case of the delay, termination or withdrawal referred to in the immediately preceding sentence, all expenses incurred in connection with such Piggyback Shelf Registration or Piggyback Offering shall be borne entirely by the Company as set forth in Section 2.07 and no such delay shall relieve the Company of its obligations to effect any registration hereunder.

Section 2.02                      Demand Registration Rights; Demand Shelf Takedowns.

(a)               Right to Demand. Following the Grace Period, any Demand Holder may request a Demand Registration (as defined below) (x) for any Original RRA Party that is a Demand Holder, at any time and from time to time, and (y) for any New Investor, at any time and from time to time on or following the date that is 180 days after the date of the closing of the Acquisition (or earlier if the restrictions under any of the lock-up agreements (the “Lock-up Restrictions”) entered into in connection with the issuance of the PIPE Shares are waived, either in their entirety or for the specific purpose of permitting such earlier Demand Registration (as defined below), in each case with a corresponding waiver to permit any Incidental Demand Holders that are also subject to such Lock-up Restrictions to participate in such Demand Registration in accordance with the terms hereof), by making a written request (a “Request Notice” and the sender(s) of such request the “Initiating Holder(s)”), which Request Notice will specify the aggregate number of Registrable Securities to be registered and will also specify the intended methods of disposition thereof, to the Company for registration with the Commission under and in accordance with the provisions of the 1933 Act of the offer and sale of all or part of the Registrable Securities then owned by such Demand Holder (a “Demand Registration”), including without limitation, in the form of a takedown of Registrable Securities from an existing Shelf Registration. For the avoidance of doubt, any Initiating Holder may deliver a Request Notice up to twelve (12) Business Days prior to the expiration of any applicable Lock-up Restrictions so long as any registration statement relating to such Request Notice is not required to be filed until after the expiration of the termination of the Lock-up Restrictions applicable to such Initiating Holder. A registration pursuant to this Section 2.02 will be on such appropriate form of the Commission as shall be selected by the Initiating Holder(s) and be reasonably acceptable to the Company and shall permit the intended method or methods of distribution specified by the Initiating Holder(s), including, as applicable, a distribution to, and resale by, the partners or Affiliates of such Demand Holder. A Demand Registration may be in the form of a block or bought trade (a “Block Trade”), including as an underwritten Block Trade so long as the Company is eligible to use a Form S-3 registration statement at the time of such Block Trade. Upon receipt by the Company of a Request Notice to effect a Demand Registration the Company shall within five (5) Business Days after the receipt of the Request Notice, notify the Principal Holders of Registrable Securities of such request and such Principal Holders shall have the option to include their Registrable Securities in such Demand Registration pursuant to this Section 2.02. Subject to Section 2.05, the Company will include in such Demand Registration all other Registrable Securities which the Company has been requested to register by each such Principal Holder of Registrable Securities (each, an “Incidental Demand Holder”), pursuant to this Section 2.02 by written request given to the Company by such Incidental Demand Holders within five (5) Business Days after the giving of such written notice by the Company to such Incidental Demand Holders. Notwithstanding the foregoing, if the Initiating Holder(s) wish to engage in a Block Trade off of an effective Shelf Registration Statement on Form S-3 (either through filing an automatic shelf registration statement or through a take-down from an already existing Shelf Registration Statement), then notwithstanding the foregoing time periods, the Initiating Holder(s) only need to notify the Company of the Block Trade three (3) Business Days prior to the day such offering is to commence and the Company shall promptly notify the other Principal Holders of Registrable Securities that did not initiate the Block Trade. Such Principal Holders must elect whether or not to participate in such Block Trade within two (2) Business Days of such notice, and the Company shall as expeditiously as possible use its reasonable best efforts (including co-operating with such Principal Holders with respect to the provision of necessary information) to facilitate such Block Trade; provided, that the Initiating Holder(s) requesting such Block Trade shall have used commercially reasonable efforts to work with the Company and the underwriters prior to making such request in order to facilitate preparation of offering documents related to the Block Trade. Upon receipt of any Request Notice, the Company will deliver any notices required by this Section 2.02 and (i) use its reasonable best efforts to effect the prompt registration under the 1933 Act of the Registrable Securities which the Company has been so requested to register by the Demand Holder as contained in the Request Notice and (ii) include all other Registrable Securities which the Company has been requested to register by the Piggyback Holders and Incidental Demand Holders, all to the extent required to permit the disposition of the Registrable Securities so to be registered in accordance with the intended method or methods of disposition of each seller of such Registrable Securities. Notwithstanding the foregoing, the Company shall not be obligated to effect more than an aggregate of four (4) Demand Registrations in any calendar year. The Company shall not be obligated to effect any Demand Registration in any ninety (90)-day period following the later of (i) the effective date of a previous Demand Registration or (ii) the closing of any Demand Registration constituting an underwritten offering.

(b)               Underwritten Demand Registrations. If the Initiating Holder(s) intend to distribute the Registrable Securities covered by its request by means of an underwritten public offering, they shall so advise the Company as a part of their Request Notice; provided the Company shall not be obligated to effectuate any Demand Registration (including a Block Trade) on an underwritten basis unless such offering is reasonably expected to result in aggregate gross cash proceeds (without regard to any underwriting discount or commission) in excess of $50 million. In connection with a Demand Registration by more than one Demand Holder or by a Demand Holder and Incidental Demand Holders, the Demand Holder holding the highest number of Registrable Securities to be included in such Demand Registration shall be referred to as the “Controlling Holder” in connection with such Demand Registration.

(c)               Revocation. Each Demand Holder that delivered a Request Notice to the Company pursuant to Section 2.02(a) may, at any time prior to the effective date of the registration statement relating to such Demand Registration (or in the case of an underwritten Demand Registration, the launch of such underwritten offering), revoke such request by providing a written notice thereof to the Company (the “Revoking Holder”) and the aborted registration shall not be deemed to be a Demand Registration for purposes of Section 2.02. The Revoking Holder shall not be required to reimburse the Company for any of its expenses incurred in connection with such attempted registration. Subject to Section 2.06, neither the Company nor the Demand Holders shall have any obligation to keep any other Holders informed as to the status or expected timing of the launch of any offering.

(d)               Effective Registration. A registration will not count as a Demand Registration if: (i) the Controlling Holder provides a written notice to the Company that in its good faith judgment the registration should be withdrawn following effectiveness due to a material adverse change in the Company or a material change in the trading price of the Company’s shares; (ii) such Registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason and the Company fails to promptly have such stop order, injunction or other order or requirement removed, withdrawn or resolved to the Controlling Holder’s satisfaction; (iii) the conditions to closing specified in the underwriting agreement or purchase agreement entered into in connection with the registration relating to any such demand are not satisfied; or (iv) such Demand Registration is fully withdrawn pursuant to Section 2.11.

(e)               Assignability of Demand Registration Rights. The Demand Registration rights offered to the Demand Holders pursuant to this Section 2.02 are only assignable by Demand Holders to a Permitted Transferee of such Demand Holders and subject to the limitations applicable to such Demand Holder herein, and any such assignment must be effected in the manner set forth in Section 3.05.

Section 2.03                      Resale Shelf Registration(a). The Company shall use its reasonable best efforts to (i) file by the 71st calendar day following the date which is four (4) Business Days after the date of the closing of the Acquisition (such period, the “Grace Period”) a registration statement on Form S-1 or Form S-3 (which, if permitted, shall be an “automatic shelf registration statement” as defined in Rule 405 under the 1933 Act (an “automatic shelf registration statement”)) to register for resale from time to time the Registrable Securities of the Holders then outstanding on a continuous basis pursuant to Rule 415 under the 1933 Act, (ii) to promptly thereafter cause the Commission to declare such registration statement effective and (iii) to maintain the effectiveness of such registration statement in accordance with Section 2.01(c). In addition, at such time as the Company becomes eligible to file a registration statement on Form S-3, the Company shall, subject to the Grace Period above, file a registration statement on Form S-3 (which, if permitted, shall be an automatic shelf registration statement) to register for resale from time to time the resale of Class B Common Shares issuable upon the exercise of Warrants held by any Holder. The “Plan of Distribution” section of such resale shelf registration shall permit all lawful means of disposition of Registrable Securities, including firm-commitment underwritten public offerings, block trades, agented transactions, sales directly into the market, purchases or sales by brokers, derivative transactions, short sales, stock loan or stock pledge transactions, hedging transactions and sales not involving a public offering by its pledgees, assignees, donees, transferees or successors-in-interest.

Section 2.04                      Selection of Underwriters. The Controlling Holder shall have the right to select any managing underwriter(s) in connection with any Demand Registration; provided, that such managing underwriter(s) shall be reasonably acceptable to the Company.

Section 2.05                      Priority on Registrations. If the managing underwriter or underwriters of an underwritten offering executed pursuant to the terms hereof advise the Company in writing that in its or their opinion the number of securities proposed to be sold in such offering exceeds the number which can be sold, or adversely affects the price at which the securities are to be sold, in such offering, the Company will include in such offering only the number of securities which, in the opinion of such underwriter or underwriters, can be sold in such offering without such adverse effect. To the extent such offering includes securities of more than one Holder, or the Company and one or more Holders, the securities so included in such offering shall be apportioned as follows:

(a)               In the case of any registration of securities under the 1933 Act initiated by the Company for its own account, allocations shall be made: first, to the Company; second, to the Piggyback Holders exercising their right to participate in a Piggyback Offering with any cutbacks applied on a pro rata basis among the Holders calculated on the total number of Registrable Securities owned by each such Holder that such Holder of Registrable Securities shall have requested to be included therein as compared to the total number of shares requested to be included by all such Holders in such Registration; and third, to all other holders exercising piggyback registration rights that have been granted by the Company, with any cutbacks applied on a pro rata basis among each other or as they may otherwise agree in writing.

(b)               In the case of a Demand Registration, allocations shall be made: first, to the Holders, with any cutbacks applied pro rata among the Holders calculated on the total number of Registrable Securities owned by each such Holder that such Holder of Registrable Securities shall have requested to be included as compared to the total number of shares requested to be included by all such Holders in such Registration; second, to the Company; and third, to all other holders exercising piggyback registration rights granted by the Company, with any cutbacks applied on a pro rata basis among such other holders or as they may otherwise agree in writing.

(c)               In the case of a registration initiated by any Person (other than the Company or a Demand Holder) exercising demand registration rights granted hereafter by the Company (if any), allocations shall be made: first, to the Holders, with any cutbacks applied pro rata among the Holders calculated on the total number of Registrable Securities owned by each such Holder that such Holder of Registrable Securities shall have requested to be included as compared to the total number of shares requested to be included by all such Holders in such Registration; second, to such initiating Person and to any other holders exercising pari passu registration rights that have been granted by the Company allocated as such Persons have agreed among themselves; third, to the Company; and fourth, to all other holders exercising piggyback registration rights granted by the Company, with any cutbacks applied on a pro rata basis among such other holders or as they may otherwise agree in writing.

Section 2.06                      Registration Procedures. It shall be a condition precedent to the obligations of the Company and any underwriter or underwriters to take any action pursuant to this Article II that each Principal Holder requesting inclusion in any Piggyback Offering or Demand Registration (each, a “Registration”) or any Holder being included on any resale shelf registration pursuant to Section 2.03 shall furnish to the Company such information or selling stockholder questionnaires regarding such Holder, the Registrable Securities held by it, the intended method of disposition of such Registrable Securities, and such agreements regarding indemnification, disposition of such securities and other matters referred to in this Article II as the Company shall reasonably request and as shall be reasonably required in connection with the action to be taken by the Company; provided that (x) no Holder shall be required to make any representations or warranties to, or agreements with, the Company other than representations and warranties regarding such Holder and such Holder’s ownership of and title to the Registrable Securities to be sold in such offering and its intended method of distribution and only to the extent such representations, warranties or agreements shall also be made by the Holders of a majority of the Registrable Securities covered by such registration statement and (y) any liability of any such Holder under any underwriting agreement relating to such Registration shall be limited to an amount equal to the net amount (after deducting underwriters’ discounts and commissions) received by such Holder from the sale of Registrable Securities pursuant to such registration. With respect to any registration which includes Registrable Securities held by a Holder, the Company will, subject to Section 2.01 through 2.05 promptly:

(a)               prepare and file with the Commission a registration statement on the appropriate form prescribed by the Commission and use its reasonable best efforts to cause such registration statement to become effective as soon as practicable thereafter and to be maintained in effect in accordance with the terms of this Agreement; provided, further, that before filing a registration statement or prospectus or any amendments or supplements thereto (excluding any filings required to be made pursuant to the 1934 Act in the reasonable determination of the Company), the Company will furnish to the Holders covered by such registration statement and their counsel, and the underwriter or underwriters, if any, copies of or drafts of all such documents proposed to be filed, at least five (5) Business Days prior to the filing thereof, which documents will be subject to the reasonable review of such Holders and their counsel, and underwriters. Each Holder will have the opportunity to object to any information pertaining to such Holder that is contained therein and the Company will make the corrections reasonably requested by such Holder with respect to such information prior to filing any registration statement or amendment thereto or any prospectus or any supplement thereto; provided, however, that the Company will not file any registration statement or amendment thereto (excluding any filings required to be made pursuant to the 1934 Act in the reasonable determination of the Company) or any prospectus or any supplement thereto to which any Holders or the underwriters, if any, shall reasonably object. In no event shall any Holder be identified as a statutory underwriter in the registration statement unless in response to a comment or request from the staff of the Commission or another regulatory agency; provided, however, that if the Commission requests that a Holder be identified as a statutory underwriter in the registration statement, such Holder will have an opportunity to withdraw from the registration statement;

(b)               prepare and file with the Commission such amendments and post-effective amendments to such registration statement and any documents required to be incorporated by reference therein as may be necessary to keep the registration statement effective; cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the 1933 Act; and comply with the provisions of the 1933 Act applicable to it with respect to the disposition of all Registrable Securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement or supplement to the prospectus;

(c)               furnish to such Holder, without charge, such number of conformed copies of the registration statement and any post-effective amendment thereto, as such Holder may reasonably request, and such number of copies of the prospectus (including each preliminary prospectus) and any amendments or supplements thereto, and any documents incorporated by reference therein as the Holder or underwriter or underwriters, if any, may reasonably request in order to facilitate the disposition of the securities being sold by such Holder (it being understood that the Company consents in writing to the use by the Holder covered by the registration statement and the underwriter or underwriters, if any, in connection with the offering and sale of the securities covered by the prospectus or any amendments or supplements thereto of the prospectus and any amendment or supplement thereto that is prepared by the Company);

(d)               promptly notify such Holder, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, when the Company becomes aware of the happening of any event as a result of which the prospectus included in such registration statement (as then in effect) contains any untrue statement of material fact or omits to state a material fact necessary to make the statements therein (in the case of the prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter delivered to the investors of such securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e)               in the case of an underwritten offering, enter into such customary agreements (including underwriting and lock-up agreements in customary form and for such time periods as do not exceed the time periods applicable to the Holders participating in such underwritten offering) and make members of senior management of the Company available on a basis reasonably requested by the underwriters to participate in any electronic “road show” and other customary marketing activities (including one-on-one meetings with prospective purchasers of the Registrable Securities) and cause to be delivered to the underwriters reasonable opinions of counsel to the Company in customary form, covering such matters as are customarily covered by opinions for an underwritten public offering as the underwriters may reasonably request;

(f)                make available, for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to a registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents of the Company, and cause the Company’s officers, directors, managers, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent that are necessary to be reviewed by such person in connection with the preparation of such registration statement; provided, however, that each Holder agrees to use reasonable best efforts to coordinate any such review through a single firm of counsel (except for instances where the proviso in the last sentence of Section 2.07(a) applies);

(g)               if requested, use its reasonable best efforts to cause to be delivered, in the case of an underwritten offering, at the time of the pricing of such offering and at the time of delivery of any Registrable Securities sold pursuant thereto, “cold comfort” letters from the Company’s independent certified public accountants addressed to each underwriter, if any, stating that such accountants are independent public accountants within the meaning of the 1933 Act and the applicable rules and regulations adopted by the Commission thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by letters of the independent certified public accountants delivered in connection with primary or secondary underwritten public offerings, as the case may be;

(h)               provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities not later than the effective date of the registration statement;

(i)                 use its reasonable best efforts to cause all securities included in such registration statement to be listed, by the date of the first sale of securities pursuant to such registration statement, on any national securities exchange, quotation system or other market on which the Class B Common Shares are then listed or proposed to be listed by the Company;

(j)                make generally available to its security holders an earnings statement, which need not be audited, satisfying the provisions of Section 11(a) of the 1933 Act as soon as reasonably practicable after the end of the twelve (12)-month period beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the registration statement, which statement shall cover said twelve (12)-month period;

(k)               after the filing of a registration statement, (i) promptly notify each Holder covered by such registration statement of any stop order issued or, to the Company’s knowledge, threatened by the Commission and of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction and (ii) take all reasonable actions to obtain the withdrawal of any order suspending the effectiveness of the registration statement or the qualification of any Registrable Securities at the earliest possible moment;

(l)               if requested by the managing underwriter or underwriters or such Holder, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters or such Holder reasonably requests to be included therein, including with respect to the number of shares being sold by such Holder to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any term of the underwritten offering of the securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(m)              on or prior to the date on which the registration statement is declared effective, use its reasonable best efforts to register or qualify, and cooperate with such Holder, the underwriter or underwriters, if any, and their counsel in connection with the registration or qualification of, the securities covered by the registration statement for offer and sale under the securities or blue sky laws of each state and other jurisdiction of the United States as such Holder or managing underwriter or underwriters, if any, requests in writing, to use its reasonable best efforts to keep each such registration or qualification effective, including through new filings, or amendments or renewals, do any and all other acts or things necessary or advisable to enable the disposition in all such jurisdictions of the Registrable Securities covered by the applicable registration statement; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then otherwise subject;

(n)               cooperate with such Holder and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates or DRS or other book-entry statements (in each case not bearing any restrictive legends) representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, may request;

(o)               use reasonable best efforts to cooperate and assist in any filings required to be made with the Financial Industry Regulatory Authority, Inc. (“FINRA”);

(p)               to the extent the Company is a well-known seasoned issuer (within the meaning of Rule 405 under the 1933 Act) at the time any Request Notice is submitted to the Company pursuant to Section 2.02 which requests that the Company file an automatic shelf registration statement, the Company shall file an automatic shelf registration statement that covers those Registrable Securities which are requested to be registered. If the Company does not pay the filing fee covering Registrable Securities at the time the automatic shelf registration statement is filed, the Company agrees to pay such fee at such time or times as the Registrable Securities are to be sold; and

(q)               otherwise use its reasonable best efforts to take or cause to be taken all other actions necessary or reasonably advisable to effect the registration, marketing and sale of such Registrable Securities contemplated by this Agreement.

The Holders, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.06(d) will forthwith discontinue disposition of the securities until the Holders’ receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.06(d) or until it is advised in writing (the “Advice”) by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Company, each Holder will, or will request the managing underwriter or underwriters, if any, to, deliver to the Company (at the Company’s sole expense) all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such securities current at the time of receipt of such notice.

Section 2.07                      Registration Expenses.

(a)               In the case of any Registration, the Company shall bear (i) all expenses incident to the Company’s performance of or compliance with this Agreement, including all Commission and stock exchange or FINRA registration and filing fees and expenses, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), rating agency fees, printing expenses, messenger, telephone and delivery expenses, all fees and expenses incurred in connection with any “road show” for underwritten offerings, including all costs of travel, lodging and meals, all transfer agent’s and registrar’s fees, fees and disbursements of counsel for the Company and all independent certified public accountants and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities (but not including any underwriting discounts or commissions, or transfer taxes, if any, attributable to the sale of Registrable Securities by a Holder) and (ii) reasonable and documented fees and expenses of one (1) counsel representing all Holders selling Registrable Securities under such Registration, with the counsel representing the Holders in connection with such Registration or sale chosen by the Controlling Holder, if applicable, or otherwise holders of a majority of the number of Registrable Securities included in such Registration by such Holders); provided, however, that the Company shall bear the reasonable and documented fees and expenses attributable to one (1) additional outside counsel for each selling stockholder that is a Principal Holder selling in excess of $100 million of Registrable Securities in any such Registration or offering.

(b)               The obligation of the Company to bear the expenses described in Section 2.07(a) and to reimburse the Holders for the expenses described in Section 2.07(a) shall apply irrespective of whether a registration, once properly demanded, if applicable, becomes effective, is withdrawn or suspended or revoked, or is converted to another form of registration and irrespective of when any of the foregoing shall occur.

Section 2.08                      Indemnification.

(a)               Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each Holder, its officers, directors, employees, stockholders, members, general and limited partners, Affiliates and agents and each Person who controls (within the meaning of the 1933 Act or the 1934 Act) the Holder, including any general partner or manager of any thereof, against all losses, claims, damages, Actions, liabilities and expenses (including reasonable counsel fees and disbursements) arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in or incorporated by reference in any registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto, any “issuer free writing prospectus” (as defined in Rule 433 under the 1933 Act), any written communication undertaken in reliance on either Section 5(d) of, or Rule 163B under, the 1933 Act, and any road show, in an offering of Registrable Securities in which such Holder participates, or in any document incorporated by reference therein or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading, (ii) any untrue statement or alleged untrue statement of a material fact in the information conveyed to any purchaser at the time of the sale to such purchaser, or the omission or alleged omission to state therein a material fact required to be stated therein, or (iii) any violation by the Company of any federal, state, common or other law, rule or regulation applicable to the Company in connection with such registration, including the 1933 Act, any state securities or “blue sky” laws or any rule or regulation thereunder in connection with such registration, except in each case insofar as the same are made in reliance on and in strict conformity with any information with respect to such Holder furnished in writing to the Company by such Holder expressly for use therein. The Company may, if requested, also indemnify underwriters (as such term is defined in the 1933 Act), their officers and directors and each Person who controls such underwriters (within the meaning of the 1933 Act) to the same extent as provided above with respect to the indemnification of the Holders, pursuant to the terms of an underwriting agreement.

(b)               Indemnification by the Holders. In connection with any registration statement in which a Holder is participating, each such Holder will furnish to the Company in writing such information with respect to such Holder as the Company reasonably requests for use in connection with any registration statement or prospectus covering the Registrable Securities of such Holder and to the extent permitted by law agrees to indemnify and hold harmless the Company, its directors, officers and agents and each Person who controls (within the meaning of the 1933 Act or the 1934 Act) the Company and any other Holder, against any losses, claims, damages, liabilities and expenses arising out of or based upon any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements in the registration statement or prospectus or preliminary prospectus (in the case of the prospectus or preliminary prospectus, in light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is made in reliance on and in conformity with the written information or signed affidavit with respect to such Holder so furnished in writing by such Holder expressly for use in the registration statement or prospectus; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders and the liability of each such Holder shall be in proportion to and limited to the net amount (after deducting underwriters’ discounts and commissions) received by such Holder from the sale of Registrable Securities pursuant to a registration statement in accordance with the terms of this Agreement. The Company and the Holders hereby acknowledge and agree that, unless otherwise expressly agreed to in writing by the applicable Holders, the only information furnished or to be furnished to the Company for use in any registration statement or prospectus relating to the Registrable Securities or in any amendment, supplement or preliminary materials associated therewith are statements specifically relating to (a) the beneficial ownership of Registrable Securities by such Holder and its Affiliates and (b) the name and address of such Holder.

(c)               Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment there may be one or more legal or equitable defenses available to such indemnified party which are in addition to or may conflict with those available to the indemnifying party with respect to such claim or unless such representation would present a conflict of interest, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. The failure to so notify the indemnifying party shall not relieve the indemnifying party from any liability hereunder with respect to the action, except to the extent that such indemnifying party is materially prejudiced by the failure to give such notice; provided, however, that any such failure shall not relieve the indemnifying party from any other liability which it may have to any other party. No indemnifying party in the defense of any such claim or litigation, shall, except with the written consent of such indemnified party, which consent shall not be unreasonably withheld, conditioned or delayed, consent to entry of any judgment or enter into any settlement unless such judgment or settlement (i) includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation and (ii) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of such indemnified party. An indemnifying party shall not be liable under this Section 2.08 to any indemnified party regarding any settlement or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent is consented to by such indemnifying party, which consent shall not be unreasonably withheld, conditioned or delayed. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party there may be one or more legal or equitable defenses available to such indemnified party which are in addition to or may conflict with those available to any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel; provided, however, that such number of additional counsel must be reasonably acceptable to the indemnifying party.

(d)               Contribution. If for any reason the indemnification provided for in Section 2.08(a) and Section 2.08(b) is unavailable to an indemnified party as contemplated by Section 2.08(a) and Section 2.08(b), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. In no event shall the liability of any selling Holder be greater in amount than the amount of the net proceeds (after deducting underwriters’ discounts and commissions) received by such Holder upon such sale or the amount for which such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided in Section 2.08(b) had been available. No Person guilty (as determined in a final non-appealable judgment) of fraudulent misrepresentation (within the meaning of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

Section 2.09                      1934 Act Reports. The Company agrees that it shall use reasonable best efforts to file all reports required to be filed by it pursuant to the 1934 Act to the extent the Company is required to file such reports. Notwithstanding the foregoing, the Company may deregister any class of its equity securities under Section 12 of the 1934 Act or suspend its duty to file reports with respect to any class of its securities pursuant to Section 15(d) of the 1934 Act if it is then permitted to do so pursuant to the 1934 Act and rules and regulations thereunder.

Section 2.10                      Holdback Agreements.

(a)               Whenever the Company proposes to register any of its equity securities under the 1933 Act for its own account (other than on Form S-4, S-8 or any similar successor form or another form used for a purpose similar to the intended use of such forms) in an underwritten offering or is required to use its reasonable best efforts to effect the registration of any Registrable Securities under the 1933 Act pursuant to a request by or on behalf of a Demand Holder pursuant to Section 2.02 in connection with an underwritten offering, in each case, in which such Holder participates, if requested by such managing underwriter, each such Holder of Registrable Securities agrees to execute a holdback agreement in customary form, consistent with the terms of this Section 2.10(a) and, in any case, on terms no less favorable to the Holders than the holdback agreements executed by the Company’s directors and executive officers; provided such holdback period shall in no event be longer than three (3) days prior to and ninety (90) days after the date of the pricing of such underwritten offering; provided, further, if any Holder is released from its holdback period by the underwriters prior to the end of the applicable holdback period, then each other Holder shall be similarly released to the same extent and on a pro rata basis.

(b)               Upon the request of the managing underwriter, the Company shall use its reasonable best efforts to cause each of its directors and executive officers to agree to enter into a holdback agreement in customary form in connection with an underwritten Demand Registration covering the same period as to which the Company and any selling securityholders in such offering are subject.

Section 2.11                      Blackout Periods. Upon giving written notice to the Holders of Registrable Securities (which notice shall not, without the prior written consent of any Holder, disclose to such Holder any material non-public information), the Company shall be entitled to delay or suspend the filing or effectiveness of any registration statement or any amendment thereto or suspend the Holders’ use of any prospectus or any supplement thereto if the Company determines in good faith in its sole discretion that the filing or maintenance of a registration statement would, if not so deferred, (a) require the Company to disclose material information that would not otherwise be required to be disclosed at that time and that the accuracy of such information has yet to be determined by the Company or is the subject of an ongoing investigation or inquiry or (b) materially adversely interfere with, or jeopardize the success of, any pending or proposed material transaction, including any material debt or equity financing, any material acquisition or disposition, any material recapitalization or reorganization or any other material transaction, whether due to commercial reasons, a desire to avoid premature disclosure of information or any other reason, in each case as certified in a certificate of the Chief Executive Officer or Chief Financial Officer of the Company; provided that any Demand Holder may withdraw all or a portion of its Demand Registration without it counting as a Demand Registration; provided, further, that (i) the Company may not delay the filing or effectiveness of, or suspend, any registration statement for longer than forty-five (45) consecutive calendar days (such period, a “Blackout Period”) or in excess of ninety (90) days in any consecutive 12-month period, and (ii) the Company may not file any registration statement during a Blackout Period (other than on Form S-4 or Form S-8 or any similar successor forms or another form used for a purpose similar to the intended use for such forms).

Section 2.12                      Participation in Registrations. No Holder may participate in any Registration hereunder which is underwritten unless such Holder (a) agrees to sell its securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, underwriting agreements and other documents customarily required under the terms of such underwriting arrangements and provides such written information concerning itself as may be required for registration, including for inclusion in any registration statement; provided that such Holder shall be required to complete and execute such documents and provide such written information only to the extent the Holders of a majority of Registrable Securities participating in such Registration shall also be required to complete and execute such documents and provide such written information.

Section 2.13                      Other Registration Rights. The Company represents that, as of the date hereof, it has not granted to any Person the right to request or require the Company to register any equity securities issued by any Company, other than as set forth herein. The Company will not grant any Person any registration rights with respect to the Common Shares that would have priority over, or that are equal in priority to, the Registrable Securities, without prior written consent of the Requisite Holders.

Section 2.14                      Rule 144. The Company will use reasonable best efforts to take such action as any Holder may reasonably request to make available adequate current public information with respect to the Company meeting the current public information requirements of Rule 144(c) under the 1933 Act, and shall use reasonable best efforts to take such further action as any Holder may reasonably request to the extent required to enable such Holder to sell Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by (i) Rule 144, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission. Promptly upon request, the Company shall deliver to any Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 2.14 shall be deemed to require the Company to register any of its securities pursuant to the 1934 Act. Subject to the foregoing, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates or DRS or other book-entry statements (not bearing any restrictive legends) representing securities to be so sold within such exemption from registration, and enable such securities to be in such denominations as the selling Holders may request. If the Common Shares or Warrants held by any Holder are, in the opinion of counsel to the Company, eligible for removal of the restrictive legend for Rule 144 Transfers, pursuant to an effective registration statement or otherwise, then at Holder’s request, the Company shall request its transfer agent to remove any remaining restrictive legend set forth on such securities, provided that the Company and its transfer agent have timely received from Holder and any broker-dealer in custody of such securities customary representation and other documentation reasonably acceptable to the Company and the transfer agent in connection therewith. Notwithstanding the foregoing, no opinion shall be required to be delivered before a sale in connection with a Rule 144 Transfer unless such Registrable Securities are not subject to the volume, public information or holding period requirements of Rule 144. The Company further agrees to use commercially reasonable efforts to execute and deliver such customary documentation as a Permitted Pledgee of the Common Shares may reasonably request in connection with a pledge of any Common Shares to such Permitted Pledgee by a Holder (including, if requested by a Holder and subject to such Holder and the Permitted Pledgee providing representations and undertakings in customary form reasonably acceptable to the Company, such documentation as may be reasonably necessary to have the Common Shares and the Common Shares issued upon exercise of Warrants (as may be specified by such Holder) issued with an unrestricted CUSIP and transferable through the facilities of The Depositary Trust and Clearing Corporation to facilitate such pledge, in each case subject to applicable law, the policies and procedures of the applicable transfer agent and reasonable representations and agreements of the Permitted Pledgee). As used herein, “Permitted Pledgee” means a nationally recognized bank or broker dealer.

Section 2.15                      Further Assurance. Each Holder hereby agrees to take any and all reasonable actions required to be taken hereunder to ensure the performance by it of its obligations pursuant to this Agreement.

Article III
MISCELLANEOUS

Section 3.01                      Notices. All notices, consents, requests and other communications to any party hereunder shall be in writing (including email, facsimile or similar writing) and shall be given to such party at its address, email or facsimile number set forth on the signature pages hereof or in the relevant Joinder Agreement or such other address, email address or facsimile number as such party may hereafter specify in writing to the General Counsel of the Company for the purpose by notice to the party sending such communication. Each such notice, request or other communication shall be effective (i) if given by email or facsimile, when such message is transmitted to the address or number specified on the signature pages to this Agreement or any Joinder Agreement, (ii) if delivered by overnight courier, the earlier of the first Business Day following the date sent by such overnight courier or upon receipt, (iii) if given by mail, three (3) Business Days after such communication is deposited in the mails registered or certified, return receipt requested, with postage prepaid, addressed as aforesaid, or (iv) if given by any other means, when delivered at the address specified on the signature pages to this Agreement or any Joinder Agreement. Each Holder shall have the right, at any time and from time to time, to elect to not receive any notice that the Company or any other Holders otherwise are required to deliver pursuant to this Agreement by delivering to the Company a written statement signed by such Holder that it does not want to receive any notices hereunder (an “Opt-Out Request”); in which case and notwithstanding anything to the contrary in this Agreement the Company and other Holders shall not be required to, and shall not, deliver any notice or other information required to be provided to Holders hereunder to the extent that the Company or such other Holders reasonably expect would result in a Holder acquiring material non-public information. An Opt-Out Request may state a date on which it expires or, if no such date is specified, shall remain in effect indefinitely. A Holder who previously has given the Company an Opt-Out Request may revoke such request at any time, and there shall be no limit on the ability of a Holder to issue and revoke subsequent Opt-Out Requests; provided that each Holder shall use commercially reasonable efforts to minimize the administrative burden on the Company arising in connection with any such Opt-Out Requests.

Section 3.02                      Binding Effect; Benefits; Entire Agreement. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any Person other than the parties to this Agreement or their respective successors or permitted assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein. This Agreement and the other agreements referred to in this Agreement embody the complete agreement and understanding among the parties to this Agreement with respect to the subject matter of this Agreement and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter of this Agreement in any way.

Section 3.03                      No Waiver. No action taken pursuant to this Agreement, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by any party to exercise any right or privilege hereunder shall be deemed a waiver of such party’s rights or privileges hereunder or shall be deemed a waiver of such party’s rights to exercise the same at any subsequent time or times hereunder.

Section 3.04                      Amendment. This Agreement may not be amended, restated or modified, or any provision waived, in any respect except by a written instrument executed by the Company and each Holder (with such Holder’s consent not to be unreasonably withheld, conditioned or delayed).

Section 3.05                      Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or any Holder except as otherwise expressly stated hereunder or with the prior written consent of each other party. Notwithstanding the foregoing, any Holder’s registration rights and related obligations may, without the need for consent, be assigned, in whole or in part, by a Holder to a Permitted Transferee, in each case, in connection with the transfer of at least $10 million of Registrable Securities; provided, however, that such transfer to such Permitted Transferee is not for value (or if for value, such transfer is of at least $25 million of Registrable Securities). Any such assignment permitted hereunder shall be effected hereunder only if, within a reasonable time after such transfer, (i) the Company is furnished with written notice of the name and address of such Permitted Transferee and the Registrable Securities with respect to which such rights are being transferred, and (ii) such Permitted Transferee delivers a Joinder Agreement to the Company. In connection with any event or transaction, or series of related events or transactions, that results in the merger, dissolution or liquidation of Harbor Lights, or the transfer or distribution of all or substantially all of the assets (inclusive of shares of the Company held by Harbor Lights) of Harbor Lights (any of the foregoing, a “Harbor Lights Event”), persons who are not already Holders and who receive, as a result of the Harbor Lights Event, shares of the Company previously held by Harbor Lights (following such receipt, “Additional Investors”) shall, by execution and delivery of a Joinder Agreement or other documentation as may be reasonably requested, succeed to all of the rights and obligations of “Holders” and such transferred shares shall thereafter be “Registrable Securities” in accordance with the definition thereof. The Company shall promptly amend or, if permitted, file a prospectus supplement, with respect to the resale registration statement described in Section 2.03 to add the Registrable Securities held by such Permitted Transferees or Additional Investors to such resale shelf registration statement, or file a new registration statement registering the resale or Registrable Securities held by such Permitted Transferees or Additional Investors and will in each case use commercially reasonable efforts to cause the Commission to declare such registration statement effective.

Section 3.06                      Applicable Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Delaware. Each of the parties irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement or for recognition and enforcement of any judgment in respect hereof brought by any other party or its successors or assigns may be brought and determined by the Court of Chancery of the State of Delaware, and each of the parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid court for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any action, suit or proceeding relating thereto except in such courts). Each of the parties further agrees to accept service of process in any manner permitted by such court. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure lawfully to serve process, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such court (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

Section 3.07                      Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any state or federal court (this being in addition to any other remedy to which they are entitled at law or in equity), and each party hereto agrees to waive in any action for such enforcement the defense that a remedy at law would be adequate. The Company shall reimburse such Holder for the reasonable costs of and expenses for counsel for such Holder incurred in connection with any such proceeding if such Holder is the prevailing party in any such proceeding.

Section 3.08                      Severability. If any provision of this Agreement is declared by any court of competent jurisdiction to be illegal, void or unenforceable, all other provisions of the Agreement will not be affected and will remain in full force and effect.

Section 3.09                      Section and Other Headings; Interpretation. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The term “or” is not exclusive and shall have the meaning represented by the term “and/or”. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. Whenever the context requires, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms.

Section 3.10                      Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. A facsimile, Portable Document Format (PDF) or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile, PDF or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, PDF or other reproduction hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

PARAMOUNT SKYDANCE CORPORATION

By:	/s/ Stephanie Kyoko McKinnon
	Name:	Stephanie Kyoko McKinnon
	Title:	General Counsel and Secretary

[Signature Page to Amended and Restated Registration Rights Agreement]

HARBOR LIGHTS ENTERTAINMENT, INC.

By:	/s/ Julie B. Heinzelman
	Name:	Julie B. Heinzelman
	Title:	Vice President

[Signature Page to Amended and Restated Registration Rights Agreement]

Schedule I

Principal Holders

Syndication Holders

EXHIBIT A